SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

April 14, 2016

(Date of earliest event Reported)

NEXT GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	333-148987	46-3243320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Brickell Avenue, Suite 2200, Miami, FL, 33131

(Address of principal executive offices)

Registrant's telephone number, including area code: (800) 611-3622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Account

On April 12, 2016, we terminated our relationship with Anton & Chia, LLP (“Anton & Chia”.)  During our two most recent fiscal years and the subsequent interim periods preceding the termination we had no disagreements with Anton & Chia on any matter of accounting principles or practices, or financial statement disclosure.

From its engagement through the date of the filing of this report there were no disagreements between the Registrant and Anton & Chia regarding any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreement(s) in connection with its reports; and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided Anton & Chia with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Anton & Chia to furnish to the Registrant a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  When received, a copy of Anton & Chia’s response letter will be filed as an Exhibit to an amendment of this Current Report.

On April 12, 2016, we signed an Engagement Letter with D’Arelli Pruzansky, P.A.(“D’Arelli”) to engage D’Arelli as the independent accountants to audit the Company’s financial statements. Our Board of Directors has unanimously approved the engagement of D’Arelli.

During the Company’s two most recent fiscal years and through any subsequent interim periods preceding the engagement of D’Arelli, the Company has not consulted with D’Arelli regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s  financial  statements, and no written report or oral advice was provided to the Company by D’Arelli concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit 16.1 - Responsive Letter from Anton & Chia, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2016

NEXT GROUP HOLDINGS, INC.

By:	/s/Arik Maimon
Arik Maimon
Chief Executive Officer